Government Grant	9 Months Ended
Sep. 30, 2025
Government Grant [Abstract]
GOVERNMENT GRANT

17. GOVERNMENT GRANT

In May 2019, Telesat entered into an agreement for a non-refundable government contribution of a value up to $85 million for a period until June 30, 2028 relating to the Telesat Lightspeed constellation.

For the nine months ended September 30, 2025, the Company recorded $2.6 million relating to the agreement (nine months ended September 30, 2024 — $12.3 million).

Of the amount recorded in the nine months ended September 30, 2025, no amount was recorded as a reduction to satellites, property and other equipment and $2.6 million was recorded as a reduction to operating expenses (nine months ended September 30, 2024 — $3.8 million was recorded as a reduction to satellites, property and other equipment and $8.5 million was recorded as a reduction to operating expenses).